UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 28, 2008
Date of Report (date of earliest event reported)

Douglas Emmett, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-33106	20-3073047
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer identification No.)

808 Wilshire Boulevard, Suite 200, Santa Monica, California 90401
(Address of principal executive offices) (Zip Code)

(310) 255-7700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On January 28, 2008, the Nominating and Governance Committee of the Board of Directors of Douglas Emmett, Inc. (the “Company”) amended the Company’s Corporate Governance Guidelines to provide that the Chairperson of the Company’s Nominating and Corporate Governance Committee shall preside over any executive sessions of the non-management directors or the Independent Directors.  The current Chairperson is Andrea L Rich.  A copy of the amended Guidelines may be viewed at the Company’s website at http://www.douglasemmett.comunder the headings Investor Relations, Corporate Governance.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 30,2008.                                                                     DOUGLAS EMMETT, INC.

By:
William Kamer
Chief FinancialOfficer